Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333-128699

333-151910

333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (4)

dated January 8, 2019 to the:

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2018, as supplemented May 24, 2018, August 15, 2018, and November 15, 2018

Intelligent Variable Annuity® Prospectus

dated May 1, 2018, as supplemented May 24, 2018, August 15, 2018, and November 15, 2018

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

VY® Clarion Global Real Estate Portfolio

On page 29 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, the Investment Manager is corrected to reflect the current (sub-adviser).

Portfolio	Investment Manager
VY® Clarion Global Real Estate Portfolio	CBRE Clarion Securities LLC (sub-adviser)

Matson Money Fixed Income VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money U.S. Equity VI Portfolio

The “Annual Portfolio Operating Expenses” table on pages 7-11 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 4-8 of the Intelligent Variable Annuity prospectus has changed as follows to reflect the following changes in the expenses for the following three Matson Money portfolios:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Matson Money Fixed Income VI Portfolio	0.50%	0.00%	0.21%	0.17%	0.88%	0.00%	0.88%
Matson Money International Equity VI Portfolio	0.50%	0.00%	0.29%	0.48%	1.27%	0.00%	1.27%
Matson Money U.S. Equity VI Portfolio	0.50%	0.00%	0.23%	0.30%	1.03%	0.00%	1.03%

[1]

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses.

For more information about these changes and about the portfolios in general, refer to the Matson Money Fund Prospectuses.

A40456 01/19